                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 15, 1998

                AmeriCredit Automobile Receivables Trust 1997-D
            (Exact Name of Registrant as specified in its charter)


         United States                333-36365                88-0359494
         -------------                ---------                ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                  Identification Number)



                              c/o AmeriCredit Financial
                                   Services, Inc.
                             Attention:  Daniel E. Berce
                                 200 Bailey Avenue
                                Fort Worth, TX 76107
                                (Address of Principal
                                  Executive Office)

                                   (817) 332-7000
                              Registrant's phone number
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Item 5.        Other Events

     Information relating to distributions to Noteholders for the April, 1998 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes and the Class A-3 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of November 11, 1997 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.        Financial Statements, Exhibits

       Exhibit No.   Exhibit
       -----------   -------
          99.1       Preliminary Servicer's Certificate and
                     Servicer's Certificate for the April, 1998
                     Collection Period relating to the Notes
                     issued by the Registrant pursuant to the
                     Agreement.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1997-D

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Vice Chairman and
     Chief Financial Officer



May 15, 1998


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                                 EXHIBIT INDEX


Exhibit
-------
  99.1                Preliminary Servicer's Certificate and
                      Servicer's Certificate for the April, 1998
                      Collection Period relating to the Notes
                      issued by the Registrant.